UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 7, 2018

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.

On March 8, 2018, Approach Resources Inc. (the “Company”) issued a press release announcing financial and operational results for the three and twelve months ended December 31, 2017 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2018, the Board of Directors of the Company appointed Ian M. Shaw to the position of Principal Accounting Officer of the Company, effective immediately. Mr. Shaw, 34, has worked in the accounting department of the Company since October 2014, most recently serving as Director of Financial Reporting. Previously, Mr. Shaw was with Ernst & Young LLP since 2006, including his most recent position as Senior Manager, serving a wide range of clients, including oil and gas industry clients. Mr. Shaw holds a Bachelor of Business Administration degree from Texas Christian University and a Masters of Accounting degree from Texas Christian University. He is also a Certified Public Accountant (CPA) in the State of Texas.

Mr. Shaw has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Shaw is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01  Regulation FD Disclosure.

On March 8, 2018, the Company issued the Press Release discussed above in Item 2.02 of this current report on Form 8-K.  A copy of the Press Release is furnished herewith as Exhibit 99.1.

On March 8, 2018, the Company posted a presentation titled “Approach Resources Inc. – Fourth Quarter & Full-Year 2017 Results” under the “Investors – Events and Presentations” section of the Company’s website, www.approachresources.com.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 8, 2018.

In accordance with General Instruction B.2 of Form 8-K, the information in sections 2.02 and 7.01 of this current report on Form 8-K, including the attached, referenced exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Approach Resources Inc.

By:	/s/ Josh E. Dazey
Josh E. Dazey
Vice President – General Counsel

Date:  March 8, 2018

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